                                                                      Exhibit 24


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Cathleen P. Black
                                        -------------------------------------
                                        Director

                                        CATHLEEN P. BLACK

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Kenneth I. Chenault
                                        -------------------------------------
                                        Director

                                        KENNETH I. CHENAULT

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Juergen Dormann
                                        -------------------------------------
                                        Director

                                        JUERGEN DORMANN

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Louis V. Gerstner, Jr.
                                        -------------------------------------
                                        LOUIS V. GERSTNER, JR.
                                        Chairman of the Board
                                        and Chief Executive Officer

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Nannerl O. Keohane
                                        -------------------------------------
                                        Director

                                        NANNERL O. KEOHANE

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Charles F. Knight
                                        -------------------------------------
                                        Director

                                        CHARLES F. KNIGHT

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Minoru Makihara
                                        -------------------------------------
                                        Director

                                        MINORU MAKIHARA

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Lucio A. Noto
                                        -------------------------------------
                                        Director

                                        LUCIO A. NOTO

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  John B. Slaughter
                                        -------------------------------------
                                        Director

                                        JOHN B. SLAUGHTER

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Alex Trotman
                                        -------------------------------------
                                        Director

                                        ALEX TROTMAN

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1999 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of February 2000.



                                        /s/  Lodewijk C. van Wachem
                                        -------------------------------------
                                        Director

                                        LODEWIJK C. van WACHEM